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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of report : March 19, 2003
               (Date of earliest event reported): March 19, 2003


                         EL PASO ENERGY PARTNERS, L.P.
             (Exact Name of Registrant as specified in its charter)



            Delaware                      1-11680               76-00396023
  (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)                File Number)        Identification No.)



                                4 Greenway Plaza
                              Houston, Texas 77046
              (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (832) 676-2600

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
ITEM 5. OTHER EVENTS

         This filing is to, among other things, update our current risk factors discussion.

         DUE TO OUR SIGNIFICANT RELATIONSHIPS WITH EL PASO CORPORATION, ADVERSE DEVELOPMENTS CONCERNING EL PASO CORPORATION COULD ADVERSELY AFFECT US, EVEN IF WE HAVE NOT SUFFERED ANY SIMILAR DEVELOPMENTS.

         Through its subsidiaries, El Paso Corporation owns 100 percent of our general partner and has historically, with its affiliates, employed the personnel who operate our businesses. El Paso Corporation is a significant stakeholder in our limited partner interests, and as with many other large energy companies, is a significant customer of ours. The outstanding senior unsecured indebtedness of El Paso Corporation has been downgraded to below investment grade, at least in part, as a result of the outlook for the consolidated business of El Paso Corporation and its need for liquidity. In the event that El Paso Corporation's liquidity needs are not satisfied, El Paso Corporation could be forced to seek protection from its creditors in bankruptcy. Although we are making efforts to implement new procedures and other mechanisms to better balance the risks and rewards of our significant relationships with El Paso Corporation and its affiliates, if El Paso Corporation continues to suffer financial stress, we may be adversely affected, even if we have not suffered any similar developments.

         WE WILL BE ADVERSELY AFFECTED IF WE CANNOT NEGOTIATE REPLACEMENT CONTRACTS ON COMMERCIALLY REASONABLE TERMS FOR TRANSPORTATION AND STORAGE SALES TO EL PASO MERCHANT ENERGY, A SUBSIDIARY OF EL PASO CORPORATION.

         El Paso Corporation announced on November 8, 2002 its intentions to exit the energy trading business. During the year ended December 31, 2002, transportation and storage contracts with El Paso Merchant Energy accounted for $90 million in revenue. If we are unable to successfully negotiate replacement contracts with unaffiliated parties, or if the replacement contracts are on less favorable terms, the effect on us will be adverse.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

          Each exhibit identified below is filed as part of this report.

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D.1               Ninth Supplemental Indenture dated as of November 27, 2002 to the Indenture dated as of May 27, 1999 among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Subsidiary Guarantors and JPMorgan Chase Bank, as
                  Trustee.

4.D.2 Tenth Supplemental Indenture dated as of January 1, 2003 to the Indenture dated as of May 27, 1999 among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Subsidiary Guarantors and JPMorgan Chase Bank, as Trustee.

4.E.1 Fourth Supplemental Indenture dated as of November 27, 2002 to the Indenture dated as of May 27, 2001 among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Subsidiary Guarantors and JPMorgan Chase Bank, as Trustee.

4.E.2 Fifth Supplemental Indenture dated as of January 1, 2003 to the Indenture dated as of May 27, 2001 among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Subsidiary Guarantors and JPMorgan Chase Bank, as Trustee.

4.I.1 First Supplemental Indenture dated as of January 1, 2003 to the Indenture dated as of November 27, 2002 by and among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Subsidiary Guarantors named therein and JPMorgan Chase Bank, as Trustee.

10.B.1 First Amendment to Sixth Amended and Restated Credit Agreement dated as of November 21, 2002 among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, Credit Lyonnais New York Branch and Wachovia Bank, National Association, as Co-Syndication Agents, Fleet National Bank and Fortis Capital Corp., as Co-Documentation Agents, The Chase Manhattan Bank, as Administrative Agent, and the several banks and other financial institutions signatories thereto.

10.Q.1 First Amendment to Amended and Restated Credit Agreement dated as of November 21, 2002 among EPN Holding Company, L.P., Banc One Capital Markets, Inc. and Wachovia Bank, National Association, as Co-Syndication Agents, Fleet National Bank and Fortis Capital Corp., as Co-Documentation Agents, and JPMorgan Chase Bank, as Administrative Agent, and the several banks and other financial institutions signatories thereto.

10.R Letter Agreement by and among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Subsidiary Guarantors party thereto, JPMorgan Chase Bank, Goldman Sachs Credit Partners L.P., UBS AG, Stamford Branch and Wachovia Bank, National Association dated November 27, 2002.

10.S Senior Secured Acquisition Term Loan Credit Agreement dated as of November 27, 2002 among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Lenders party thereto, Goldman Sachs Credit Partners L.P., Documentation Agent, UBS Warburg LLC and Wachovia Bank, National Association, as Co-Syndication Agents and JPMorgan Chase Bank, as Administrative Agent.

ITEM 9. REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed `filed' for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         Set forth below is additional information relating to us, our operations and our relationship with El Paso Corporation.

OUR GENERAL PARTNER

         El Paso Energy Partners Company, a Delaware corporation, is our sole general partner. The business and affairs of our general partner are managed by a board of directors, comprised of two management directors who are also our executive officers and three independent directors who meet the independent director requirements established by the NYSE and the Sarbanes-Oxley Act of 2002. We recently announced that the size of the board will be increased by the addition of two more independent directors. Through its board of directors, our general partner manages our day-to-day operations.

Our corporate governance structure and independence initiatives

         The market is requesting that public companies institute dramatic governance changes designed to achieve independence, qualitatively and quantitatively. Some of the more immediate and fundamental proposed changes establish and require a higher standard for determining director independence and require a greater percentage of the members of the board to be independent. For example, under rules recently proposed by the NYSE:

     o at least a majority of the members of the board of a listed company must be "independent directors;"

     o each public company board must form several specific committees--audit, governance and compensation--that must be comprised entirely of independent directors; and

     o    the chairperson of the audit committee must be a "financial expert."

The Securities and Exchange Commission and the NYSE have developed definitions and other guidance to help establish minimum qualifications for "independent directors" and "financial experts." We are in compliance with all of these rules, regulations and standards that apply to us.

         We continually strive to improve our corporate governance model. We recently identified and evaluated a number of changes we could make to our corporate structure, including a number of new procedures and other mechanisms we could implement, to better address potential conflicts of interest and to better balance the risks and rewards of significant relationships with our affiliates. With respect to the potential changes we identified, which we refer to as Independence Initiatives, we have already implemented the following:

     o reconstituted our general partner's board of directors with at least a majority of non-management, independent directors;

     o established a governance and compensation committee of our general partner's board of directors consisting solely of independent directors; and

     o significantly reduced the percentage of revenue we derive from affiliates of El Paso Corporation.

We are in the process of implementing the following Independence Initiatives:

     o seeking financial assurances from El Paso Corporation and its affiliates regarding our existing customer/contractual relationships with them;

     o adding two more independent directors to our general partner's board of directors;

     o reorganizing our general partner, further reducing our interrelationships with El Paso Corporation, into a Delaware limited liability company that will be required to have:

     o    no material assets other than its interests in us;

     o    no material operations other than those relating to our operations;

     o no material debt or other obligations other than those owed to us or our creditors;

     o no material liens other than those securing obligations owed to us or our creditors; and

     o    no employees;

     o    changing our name; and

     o negotiating several agreements that could partially mitigate our risks associated with our ongoing contractual arrangements with El Paso Corporation or any of its subsidiaries, including a master netting agreement and a resource support agreement.

We must receive approval from our general partner's board of directors and from El Paso Corporation prior to consummating the reorganization of our general partner and executing the master netting agreement and resource support agreement..

         Under the partnership agreement, our general partner has the responsibility to, among other things, manage and operate our assets. We have no employees today, a condition that is common among MLPs. Although this arrangement has worked well for us in the past and continues to work well for us, we are evaluating the direct employment of the personnel who manage the day-to-day operations of our assets.

OUR RELATIONSHIP WITH EL PASO CORPORATION

         El Paso Corporation, an NYSE-listed company, is a leading provider of natural gas services and the largest pipeline company in North America. Through its subsidiaries, El Paso Corporation:

     o owns 100 percent of our general partner, which means that, historically, El Paso Corporation and its affiliates have employed the personnel who operate our businesses. We reimburse our general partner and its affiliates for the costs they incur on our behalf, and we pay our general partner its proportionate share of distributions -- relating to its one percent general partnership interest and the related incentive distributions -- we make to our partners each calendar quarter.

     o is a significant stakeholder in us -- it owns approximately 26.5 percent, or 11,674,245, of our common units, all 10,937,500 of our newly issued Series C units, which we issued in November 2002 for $350 million, all 125,392 of our outstanding Series B preference units (with a liquidation value at February 28, 2003 of $160 million), and our one percent general partner interest. As holders of some of our common units and all of our Series C units, subsidiaries of El Paso Corporation receive their proportionate share of distributions we make to our partners each calendar quarter.

     o is a customer of ours. As with other large energy companies, we have entered into a number of contracts with El Paso Corporation and its affiliates.

     o has in the past publicly announced its intention to use us as its primary vehicle for growth and development of its midstream energy business; however, El Paso Corporation is neither contractually nor legally bound to use us as its primary vehicle for growth and development of midstream energy assets, and may reconsider its relationship with us at any time, without notice.

         Our relationship with El Paso Corporation has contributed significantly to our past growth, and we have important ongoing contractual arrangements with El Paso Corporation and some of its subsidiaries. However, we are a stand-alone operating company with significant assets and operations. Our assets, operations and financial condition are separate and independent from those of El Paso Corporation. Our credit facilities and other financing arrangements do not contain cross default provisions or other triggers tied to El Paso Corporation's financial condition or credit ratings. Nonetheless, due to our relationship with El Paso Corporation, adverse developments concerning El Paso Corporation could adversely affect us, even if we have not suffered any similar developments.

         The outstanding senior unsecured indebtedness of El Paso Corporation has been downgraded to below investment grade and is currently rated Caa1 by Moody's Investors Service (Moody's) and B by Standard & Poor's (S&P's). These downgrades are a result, at least in part, of the outlook for the consolidated business of El Paso Corporation and its need for liquidity. In the event that El Paso Corporation's liquidity needs are not satisfied, El Paso Corporation could be forced to seek protection from its creditors in bankruptcy.

         We have publicly disclosed our efforts to further distinguish ourselves from El Paso Corporation. As a result of this announcement, and investors' perception that general partner investments are trading at lower than historical valuations, various parties have expressed an interest in purchasing all or a portion of our general partner. We have been entrusted by the owner of our general partner to meet with a limited number of such investors to gauge the level of their interest and will report back to El Paso Corporation on the outcomes of these meetings. El Paso Corporation has the sole responsibility of determining the ultimate ownership status of the general partner interest. We have publicly acknowledged that we are meeting with parties interested in acquiring an equity stake in the general partner but cannot confirm that such interest will result in firm proposals or, if such firm proposals are received, that El Paso Corporation will consider such proposals. If El Paso Corporation sells 50 percent or more of its interest in our general partner without obtaining consent from our lenders, we will experience a "change in control" under our credit agreements and indentures, which will effectively cause all amounts outstanding under those debt instruments to become due.

         As discussed previously, we have implemented, and are in the process of implementing, a number of Independence Initiatives that are designed to help us better manage the rewards and risks relating to our relationship with El Paso Corporation. However, even in light of these Independence Initiatives or any other arrangements, we may still be adversely affected if El Paso Corporation continues to suffer financial stress.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EL PASO ENERGY PARTNERS, L.P.,

                                     BY:      EL PASO ENERGY PARTNERS COMPANY
                                              Its General Partner

                                              By:_ /s/ D. Mark Leland
                                                  ----------------------------
                                                       D. Mark Leland
                                                       Senior Vice President


Date:    March 19, 2003

                                 EXHIBIT INDEX

4.D.1 Ninth Supplemental Indenture dated as of November 27, 2002 to the Indenture dated as of May 27, 1999 among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Subsidiary Guarantors and JPMorgan Chase Bank, as Trustee.

4.D.2 Tenth Supplemental Indenture dated as of January 1, 2003 to the Indenture dated as of May 27, 1999 among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Subsidiary Guarantors and JPMorgan Chase Bank, as Trustee.

4.E.1 Fourth Supplemental Indenture dated as of November 27, 2002 to the Indenture dated as of May 27, 2001 among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Subsidiary Guarantors and JPMorgan Chase Bank, as Trustee.

4.E.2 Fifth Supplemental Indenture dated as of January 1, 2003 to the Indenture dated as of May 27, 2001 among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Subsidiary Guarantors and JPMorgan Chase Bank, as Trustee.

4.I.1 First Supplemental Indenture dated as of January 1, 2003 to the Indenture dated as of November 27, 2002 by and among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Subsidiary Guarantors named therein and JPMorgan Chase Bank, as Trustee.

10.B.1 First Amendment to Sixth Amended and Restated Credit Agreement dated as of November 21, 2002 among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, Credit Lyonnais New York Branch and Wachovia Bank, National Association, as Co-Syndication Agents, Fleet National Bank and Fortis Capital Corp., as Co-Documentation Agents, The Chase Manhattan Bank, as Administrative Agent, and the several banks and other financial institutions signatories thereto.

10.Q.1 First Amendment to Amended and Restated Credit Agreement dated as of November 21, 2002 among EPN Holding Company, L.P., Banc One Capital Markets, Inc. and Wachovia Bank, National Association, as Co-Syndication Agents, Fleet National Bank and Fortis Capital Corp., as Co-Documentation Agents, and JPMorgan Chase Bank, as Administrative Agent, and the several banks and other financial institutions signatories thereto.

10.R Letter Agreement by and among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Subsidiary Guarantors party thereto, JPMorgan Chase Bank, Goldman Sachs Credit Partners L.P., UBS AG, Stamford Branch and Wachovia Bank, National Association dated November 27, 2002.

10.S Senior Secured Acquisition Term Loan Credit Agreement dated as of November 27, 2002 among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Lenders party thereto, Goldman Sachs Credit Partners L.P., Documentation Agent, UBS Warburg LLC and Wachovia Bank, National Association, as Co-Syndication Agents and JPMorgan Chase Bank, as Administrative Agent.